UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 29, 2025
FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100		84107
Murray,	Utah
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code:  (801) 501-7200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Item 2.02Results of Operations and Financial Condition.
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of FinWise Bancorp (the "Company"), dated October 29, 2025, reporting the Company's financial results for the fiscal quarter ended September 30, 2025.
The information set forth under this “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01Regulation FD Disclosure.
The Company has prepared materials for presentation to investors. A copy of the materials is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information set forth under “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press Release dated October 29, 2025
99.2	Investor Presentation of FinWise Bancorp dated October 2025 (furnished pursuant to Regulation FD).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FinWise Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 29, 2025	FINWISE BANCORP

/s/ Robert Wahlman
Robert Wahlman
Chief Financial Officer and Executive Vice President